Exhibit 99.2

NEWS RELEASE

4955 Technology Way ∎ Boca Raton, Florida 33431 ∎ www.geogroup.com

CR-22-06

THE GEO GROUP ANNOUNCES COMMENCEMENT

OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS

FOR CERTAIN OF ITS OUTSTANDING DEBT SECURITIES

Boca Raton, Fla. – July 19, 2022 — The GEO Group, Inc. (NYSE:GEO) (“GEO” or the “Company”) today announced that it has commenced offers to exchange (the “Exchange Offers”) any and all of its outstanding (i) 5.125% Senior Notes due 2023 (the “2023 Notes”) and (ii) 5.875% Senior Notes due 2024 (the “2024 Notes” and, collectively with the 2023 Notes, the “Old Notes”) for newly issued 10.500% Senior Second Lien Secured Notes maturing on June 30, 2028 (the “New Notes”) and, if elected, cash, upon the terms and subject to the conditions set forth in the Prospectus, as defined below. In connection with the Exchange Offers, GEO is also soliciting consents to amend the indentures governing the Old Notes (the “Consent Solicitations”).

The following table sets forth the consideration to be offered to holders of each series of Old Notes in the Exchange Offers and the Consent Solicitations:

Title of Old Notes to be Tendered	CUSIP Number	Outstanding Principal Amount	Exchange Consideration
			Tender of Old Notes and Delivery of Consent (per $1,000 of Old Notes Tendered)(1)(2)(3)	Delivery of Consent Only(4)
5.125% Senior Notes due 2023	36159RAG8	$259,275,000	At the election of the holder: $300.00 principal amount of New Notes and $700.00 of cash OR $1,050.00 principal amount of New Notes (the “2023 Notes-Only Consideration”)	$1.00 of cash per $1,000 of 2023 Notes represented by such Consent (the “2023 Notes Consent Fee”)
5.875% Senior Notes due 2024	36162JAA4	$225,293,000	At the election of the holder: $750.00 principal amount of New Notes and $250.00 of cash OR $1,030.00 principal amount of New Notes (the “2024 Notes-Only Consideration”)	N/A (Holders of the 2024 Notes may only tender their Consent by validly tendering (and not validly withdrawing) their 2024 Notes)

(1)	Exchange Consideration per $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) prior to the Expiration Time.
(2)	Excludes accrued and unpaid interest, which will be paid in addition to the Exchange Consideration.
(3)

Maximum principal amount of New Notes that could be issued is $272,238,000 for the 2023 Notes and $232,051,000 for the 2024 Notes assuming full participation in the Exchange Offers and that all holders elect the 2023 Notes-Only Consideration and 2024 Notes-Only Consideration, respectively.

(4)

Holders of the 2023 Notes may elect to either (i) tender their 2023 Notes and related Consent (as defined below) or (ii) only deliver their Consent (the “2023 Notes Consent”). Holders of the 2024 Notes may only tender their 2024 Notes with the related Consent.

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations

NEWS RELEASE

The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on August 16, 2022, unless extended or earlier terminated (as such time and date may be extended, the “Expiration Time”). Holders who tender their Old Notes or deliver 2023 Notes Consents, as applicable, at or prior to the Expiration Time will be eligible to receive, for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) or for each $1,000 principal amount of 2023 Notes with respect to which 2023 Notes Consents are validly delivered (and not validly revoked), the exchange or consent consideration (the “Exchange Consideration”) listed in the above table. The New Notes will be issuable in denominations of $2,000 or any integral multiple of $1,000 in excess thereof. In addition to the Exchange Consideration, payment of accrued and unpaid interest, if any, on the Old Notes accepted for exchange will be made in cash promptly after the Expiration Time; provided that holders of the 2023 Notes that validly deliver only their 2023 Notes Consent will receive interest on their 2023 Notes on the regularly scheduled interest payment date set forth in the 2023 Notes.

Tenders of Old Notes may be withdrawn and Consents may be revoked at any time at or prior to 5:00 p.m., New York City time, on August 16, 2022, but not thereafter, subject to limited exceptions and except as otherwise required by applicable law or the Support Agreement (as defined below), unless extended (as such time and date may be extended, the “Withdrawal Deadline”).

In conjunction with the Exchange Offers, the Company is soliciting consents from holders of each series of Old Notes (“Consents”) to certain proposed amendments to each indenture governing the Old Notes (the “Old Notes Indentures”) to, among other things, modify certain covenants and other provisions of the indentures governing the Old Notes necessary or advisable to effect the Exchange Offers and certain related refinancing transactions described in this news release (the “Proposed Amendments”). Holders of Old Notes that tender such Old Notes will be deemed to have given Consent to the Proposed Amendments with respect to the Old Notes. Holders of 2023 Notes may elect to either (i) tender their 2023 Notes and deliver the related Consent or (ii) deliver only their Consent. Holders of 2024 Notes may elect to tender their 2024 Notes together with delivery of the related Consent. Holders of Old Notes may not tender their Old Notes without delivering a Consent with respect to such Old Notes tendered, and holders of 2024 Notes may not deliver a Consent with respect to the 2024 Notes without tendering the related 2024 Notes. To adopt the Proposed Amendments related to a series of Old Notes, the Company must receive Consents from holders representing a majority of the outstanding principal amount of such series of Old Notes (the “Old Notes Requisite Consents”). If the Old Notes Requisite Consents are delivered with respect to any series of Old Notes, a supplemental indenture to the respective indenture, giving effect to the Proposed Amendments with respect to the applicable Old Notes, will be executed promptly following the receipt of the Old Notes Requisite Consents, but in no event prior to the Withdrawal Deadline.

The New Notes and the related guarantees will be secured on a second-priority basis by substantially all of the assets of the Company and certain subsidiaries (the “Collateral”) (subject to certain permitted liens and the security documents) and will be secured on a junior basis to first lien secured obligations, to the extent of such Collateral. The New Notes will be effectively senior to all existing and future unsecured indebtedness of the Company and the Guarantors to the extent of the value of the Collateral, including any Old Notes not tendered in the Exchange Offers and all 2026 Notes (as defined herein) that are not exchanged in the Private Exchange (as defined herein).

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations

NEWS RELEASE

The description above includes only a summary of certain key terms of the Exchange Offers, Consent Solicitations and the New Notes. A Registration Statement on Form S-4, including a prospectus and consent solicitation statement forming a part thereof (the “Prospectus”), which is subject to change, relating to the issuance of the New Notes has been filed with the Securities and Exchange Commission (the “SEC”) (the “Registration Statement”), but has not yet become effective. The New Notes may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. If and when issued, the New Notes will be registered under the Securities Act of 1933, as amended.

Copies of the Prospectus pursuant to which the Exchange Offers and Consent Solicitations are being made may be obtained from D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations. Requests for documentation and questions regarding procedures for tendering the Old Notes can be directed to D.F. King & Co., Inc. at (800) 290-6428 (for information U.S. Toll-free), (212) 269-5550 (information for brokers) or geo@dfking.com (email).

On July 18, 2022, GEO entered into a transaction support agreement (the “Support Agreement”) with certain lenders under GEO’s Existing Credit Agreement (as defined below), certain holders of the Company’s 2023 Notes and 2024 Notes (the “2023 Notes and 2024 Notes Supporting Holders”), and certain holders of the Company’s 6.00% Senior Notes due 2026 (the “2026 Notes”). Pursuant to the Support Agreement, holders of approximately 41% of the outstanding principal amount of 2023 Notes and holders of approximately 65% of the outstanding principal amount of the 2024 Notes have agreed, subject to certain conditions, to provide their Consents to the Proposed Amendments and, subject to certain exceptions, tender their notes in the Exchange Offers.

In addition, pursuant to the Support Agreement, GEO entered into an agreement with holders (the “2026 Notes Supporting Holders”) of approximately 68% of the outstanding principal amount of our 2026 Notes to exchange (the “Private Exchange”) approximately $239.1 million aggregate principal amount of 2026 Notes for approximately $239.1 million aggregate principal amount of the Company’s newly issued 9.500% Senior Second Lien Secured Notes due 2028 (the “2028 Private Exchange Notes”). The 2026 Notes Supporting Holders have also agreed to deliver their Consents (the “2026 Notes Requisite Consents”) with respect to a series of amendments (the “2026 Indenture Proposed Amendments”) to the indenture governing the 2026 Notes that will be substantially similar to the Proposed Amendments.

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations

NEWS RELEASE

The Support Agreement also memorializes the Company’s agreement with revolving credit and term lenders (the “Credit Agreement Supporting Holders”) collectively holding approximately 74% of the aggregate principal amount of the term loan and revolving credit commitments outstanding under the existing credit agreement dated March 23, 2017, as amended (the “Existing Credit Agreement”) to exchange (the “Credit Agreement Exchange”) the Credit Agreement Supporting Holders’ loans under the Existing Credit Agreement for a combination of cash and new loans under a new credit agreement (the “Exchange Credit Agreement”). The Credit Agreement Supporting Holders have also agreed to deliver their Consents (the “Credit Agreement Exchange Requisite Consents”) with respect to certain proposed amendments to the Existing Credit Agreement (the “Existing Credit Agreement Proposed Amendments”). These amendments would, among other things, permit the New Notes and the 2028 Private Exchange Notes.

Pursuant to the proposed Credit Agreement Exchange, approximately $813 million of revolving commitments and up to $758 million of term loans under the Existing Credit Agreement will be exchanged for cash and debt under the Exchange Credit Agreement, consisting of (i) a $187 million revolving credit facility initially bearing interest at Term SOFR plus 2.75%; (ii) up to $986 million of a tranche of term loans bearing interest at Term SOFR plus 7.125%; (iii) a $237 million term loan tranche bearing interest at Term SOFR plus 6.125%; and (iv) a $45 million term loan tranche bearing interest at Term SOFR plus 2.00%. All tranches of debt under the Exchange Credit Agreement will have a 0.75% floor and will mature on March 23, 2027, except for the $45 million term loan tranche, which will mature on March 23, 2024. The principal amount of certain tranches of term loans under the Exchange Credit Agreement are subject to change based on the extent of term lender participation in the transaction and certain elections participating term lenders make.

The Company’s obligations to accept the Old Notes and Consents in the Exchange Offers and the Consent Solicitations are subject to the satisfaction or waiver of certain conditions described in the Prospectus, including receipt of (i) the Old Notes Requisite Consents for each series of Old Notes being tendered, (ii) the 2026 Notes Requisite Consents delivered in connection with the Private Exchange, and (iii) the Credit Agreement Exchange Requisite Consents delivered in connection with the Credit Agreement Exchange. Each of the Exchange Offers and Consent Solicitations is conditioned upon the consummation of the Private Exchange and the Credit Agreement Exchange and the effectiveness of the 2026 Indenture Proposed Amendments and the Existing Credit Agreement Proposed Amendments. The Private Exchange and the Credit Agreement Exchange are conditioned on, among other things, the 2026 Notes Supporting Holders and the Credit Agreement Supporting Holders, respectively, having satisfied their obligations in all material respects under the Support Agreement and the consummation of the Exchange Offers and Consent Solicitations.

The completion of the Exchange Offers is subject to, and conditioned upon, the satisfaction or waiver of certain conditions, including, among other things, (i) the Registration Statement having been declared effective by the SEC on or prior to the Expiration Time and remaining effective on the Settlement Date (as defined in the Prospectus) (which condition cannot be waived) and (ii) the absence of any actual or threatened legal impediment to the acceptance for exchange of, or exchange of, the Old Notes.

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations

NEWS RELEASE

GEO will pay a soliciting broker fee equal to either (i) $2.50 for each $1,000 principal amount of Old Notes validly tendered for exchange and not validly withdrawn under the Exchange Offers or (ii) $0.50 for each $1,000 in principal amount of 2023 Notes for which only the Consent is provided in connection with the 2023 Notes Consent, in each case to soliciting retail brokers for holders holding less than $1,000,000 in aggregate principal amount of the Old Notes that are appropriately designated by their clients to receive this fee.

The Exchange Offers and Consent Solicitations are made only by and pursuant to the terms and subject to the conditions set forth in the Prospectus, which forms a part of the Registration Statement, and the information in this news release is qualified by reference to such Prospectus and the Registration Statement.

Holders of the Old Notes are urged to carefully read the Prospectus before making any decision with respect to the Exchange Offers and Consent Solicitations. None of the Company, the dealer manager, the trustee with respect to any series of Old Notes, the trustee with respect to the New Notes, the information agent and exchange agent for the Exchange Offers, the supporting holders or any affiliate of any of them makes any recommendation as to whether holders of the Old Notes should exchange their Old Notes for New Notes in the Exchange Offers, or whether holders of 2023 Notes should consent in the applicable Consent Solicitation and no one has been authorized by any of them to make such a recommendation.

Holders of the Old Notes must make their own decision as to whether to tender Old Notes and, if so, the principal amount of Old Notes to tender. This news release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is a leading diversified government service provider, specializing in design, financing, development, and support services for secure facilities, processing centers, and community reentry centers in the United States, Australia, South Africa, and the United Kingdom. GEO’s diversified services include enhanced in-custody rehabilitation and post-release support through the award-winning GEO Continuum of Care®, secure transportation, electronic monitoring, community-based programs, and correctional health and mental health care. GEO’s worldwide operations include the ownership and/or delivery of support services for 103 facilities totaling approximately 83,000 beds, including idle facilities and projects under development, with a workforce of up to approximately 18,000 employees.

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Use of forward-looking statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including our ability to successfully consummate the Exchange Offers and Consent Solicitations, the Private Exchange and the Credit Agreement Exchange. Readers are strongly encouraged to read the full cautionary statements contained in GEO’s filings with the SEC, including the risk factors set forth in the Registration Statement. GEO disclaims any obligation to update or revise any forward-looking statements.

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Contact:	Pablo E. Paez	1-866-301-4436
Executive Vice President, Corporate Relations